Annual Shareholder Meeting May 6, 2021 Essential Retail. Smart Locations.®

Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representation, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, potential adverse effect of the COVID-19 pandemic, on the financial condition, results of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets, market, political and economic volatility experienced by the U.S. economy or real estate industry as a whole, and the regional and local political and economic conditions in the markets in which our properties are located; competitive business market conditions experienced by our retail tenants and shadow anchor retailers, such as challenges competing with e-commerce channels; our ability to execute on our business strategy and enhance stockholder value; and our ability to manage our debt. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward- looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. The companies depicted in the photographs or otherwise herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with InvenTrust Properties Corp. in any manner. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor there be any sale of securities referred to in this letter, in any jurisdiction in which any such offer, solicitation or sale is not permitted. Forward Looking Statements

Essential Retail. Smart Locations.® | 2021 3 Opening Remarks Tom McGuinness - CEO

Essential Retail. Smart Locations.® | 2021 4 InvenTrust Emerging from the Pandemic • The administration of the COVID vaccine provides a light at the end of the tunnel for the retail sector: IVT has guarded optimism that retail health will continue to improve • IVT properties demonstrated resiliency during the pandemic: rent collections exceeded the peer group average; IVT maintained, and increased, dividend distributions to our shareholders • Substantial liquidity with no immediate capital needs: fortress balance sheet in place with no large scale redevelopment risk • Corporate culture in full display: team adapted to an ever-changing remote work landscape & business environment

Essential Retail. Smart Locations.® | 2021 5 Essential Retail. Smart Locations 65 Retail Properties 13 Sun-Belt Markets (~20 MSAs) 18% Net Leverage Ratio 3 $2.89 Estimated Share Value96% Q4 Rent Collected $2.8B Gross Asset Value 2 2.7% Dividend Yield85% Grocery-Anchored 1

Essential Retail. Smart Locations.® | 2021 6 Geography: Sun-Belt Focused Operating teams located within two-hour drive of 90% of properties 1 Florida 19% Southern California 12% Texas 35% Atlanta 12% North Carolina 12% Other 10% 2021B Pro-Rata NOI

Essential Retail. Smart Locations.® | 2021 7 Grocery-Anchored Centers: Predictable & Durable Income Grocery Anchored – Neighborhood & Community Centers 63% Power Center - No Grocer 15% Power Center with Grocer 22% 85% Grocery Anchored 1 By Net Operating Income NOI from Grocery-Anchored Centers 17% 16% 10% 7% 15% 20%

Essential Retail. Smart Locations.® | 2021 8 Portfolio Composition: Essential Tenants 1 Essential Retail: Tenants open and operating, providing consumers with immediate needs Restaurants: 19% of Pro Rata ABR ~11% Quick Service ~8% Full Service Essential Retail: 44% of Pro Rata ABR Other Retail / Services: 37% of Pro Rata ABR Grocery / Drug 21% Medical 8% Office/ Communications 5% Banks 4% Pets 3% Other Essential Retail/Services 2% Hardware/Auto 1% Restaurants 19% Soft Goods 18% Personal Service 12% Fitness 3% Entertainment 1% Other 3%

Essential Retail. Smart Locations.® | 2021 96% 85% 82% 80% 77% 75% 70% 67% 67% 66% 50% 55% 60% 65% 70% 75% 80% 85% 90% 95% 100% ROIC IVT WRI REG KIM KRG BRX SITC RPT RPAI Grocery Anchored 9 Grocery Concentration versus Retail Peers 1 Higher Grocery Concentration Lower Grocery Concentration

Essential Retail. Smart Locations.® | 2021 10 • Below 20% net leverage with no unsecured maturities until 2023 • Year-end line of credit balance has been fully repaid • Significant cash reserve and low leverage balance sheet to fund dividend payments and strategic portfolio growth Flexible & Conservative Capital Structure 75% 9% 16% Capital Structure 1 Equity (NAV) Secured Debt Unsecured Debt $0 $100 $200 $300 $400 $500 2021 2022 2023 2024 2025 2026 Maturity Schedule 2 Secured Debt Unsecured Debt LOC Draw

Essential Retail. Smart Locations.® | 2021 11 Fifth Consecutive Annual Dividend Increase $0.0675 $0.0695 $0.0716 $0.0737 $0.0759 $0.0782 $0.060 $0.065 $0.070 $0.075 $0.080 2016 2017 2018 2019 2020 2021

Essential Retail. Smart Locations.® | 2021 12 Recent Company Updates & Announcements • A CEO succession program and Tom McGuinness’ retirement • Tom retiring in August and will remain on the Board until 2022 • Daniel (DJ) Busch appointed President / Christy David appointed COO in February • In August, DJ will assume CEO role & Mike Phillips will assume CFO and Treasurer roles • The Reinstatement of the Share Repurchase Program • Opens May 14th • Five Categories – Death, Disability, RMD, Small Accounts & General • Next redemption date – June 25th • Share repurchased at 25% discount to ESV = $2.17

Essential Retail. Smart Locations.® | 2021 13 2021 Strategic Priorities Commons at University Place Durham, NC Properties Grocery-anchored centers in Sun-Belt markets with favorable demographics Platform Simple, focused, and flexible in both the portfolio and capital structure Team Deep real estate expertise embedded in our markets close to our assets Culture Innovative, collegial, and accountable InvenTrust’s platform is well- positioned to evaluate a potential liquidity event when market conditions are appropriate

14 Q & A

Essential Retail. Smart Locations.® | 2021 15 Footnotes Page 5 1. By 2020A NOI at pro-rata share. NOI percentages include shadow-anchored grocery store tenants. Walmart, Target and warehouse clubs are considered grocers, regardless of whether the box is owned by the REIT or shadow anchored 2. Gross asset value includes (a) wholly owned retail properties, (b) properties owned by IAGM joint venture at share, and (c) cash 3. Net Leverage Ratio is net debt divided by enterprise value as of December 31, 2020 Page 7 1. By 2020A NOI at pro-rata share. NOI percentages include shadow-anchored grocery store tenants. Walmart, Target and warehouse clubs are considered grocers, regardless of whether the box is owned by the REIT or shadow anchored Page 8 1. By pro-rata ABR including ground leases as of December 31, 2020. Page 9 1. Per Q4 2020 company filings. Data utilizes company disclosed metrics for percentages (i.e. NOI, ABR, value) Page 10 1. As of December 31, 2020 2. As of December 31, 2020. Remaining $50M revolver balance was repaid on March 11, 2021.